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                                                                    Exhibit 24.1
                                                                    ------------

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Frank A. Solomon and Ronald M. Nelson, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Integ Incorporated ("Integ") to be filed under the Securities Act of 1933 for the registration of 2,213,333 shares of Common Stock of Integ, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
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
          Signatures                                   Date
          ----------                                   ----


/s/  Frank A. Solomon                                  July 18, 1996
- ----------------------------------------------------
Frank A. Solomon, President, Chief Executive Officer
   (principal executive officer) and Director


/s/  Ronald M. Nelson                                  July 18, 1996
- ----------------------------------------------------
Ronald M. Nelson, Chief Financial Officer
   (principal financial and accounting officer)


/s/  Mark B. Knudson                                   July 18, 1996
- ----------------------------------------------------
Mark B. Knudson, Ph.D, Director



/s/  Frank B. Bennett                                  July 18, 1996
- ----------------------------------------------------
Frank B. Bennett, Director


/s/  Timothy I. Maudlin                                July 18, 1996
- ----------------------------------------------------
Timothy I. Maudlin, Director


/s/  Terrance G. McGuire                               July 18, 1996
- ----------------------------------------------------
Terrance G. McGuire, Director


/s/  Robert R. Momsen                                  July 18, 1996
- ----------------------------------------------------
Robert R. Momsen, Director


/s/  Robert S. Nickoloff                               July 18, 1996
- ----------------------------------------------------
Robert S. Nickoloff, Director


/s/  Walter L. Sembrowich                              July 18, 1996
- ----------------------------------------------------
Walter L. Sembrowich, Ph.D, Director

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